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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  __________

                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 14, 1998

                           ASTEA INTERNATIONAL INC.
            -------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

                                   DELAWARE
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                (State or other jurisdiction of incorporation)


           0-26330                                    23-2119058
           -------                                    ----------
    (Commission File Number)              (IRS Employer Identification No.)


            455 BUSINESS CENTER DRIVE, HORSHAM, PENNSYLVANIA 19044
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              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:

                                (215) 682-2500
                                 -------------

                                     N.A.
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         (Former name or former address, if changed since last report)



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SECURITIES AND EXCHANGE COMMISSION
CURRENT REPORT ON FORM 8-K
DATE OF REPORT:  AUGUST 14, 1998

ITEM 5.  OTHER EVENTS

     Astea International Inc. ("Astea") has entered into a Stock Purchase Agreement (the "Agreement"), dated August 14, 1998, among Astea and Ixchange Technology Holdings Limited, a South Africa corporation ("Ixchange"), Network Data, Inc., Bendata, Inc. ("Bendata"), Bendata (Europe) Limited LLC, and Bendata Holding, Inc. Pursuant to the Agreement, Astea has agreed to sell to Ixchange all of the outstanding capital stock of Bendata, including Bendata (Europe) Limited LLC. The sale of Bendata is subject to customary closing conditions and also subject to South African regulatory approvals. The date of the closing is expected to be in late August 1998, subject to prior satisfaction of the aforementioned conditions. Ixchange is not affiliated with Astea or Bendata or any of their respective officers or directors or their associates.

     In consideration of the transfer of all of the outstanding capital stock of Bendata to Ixchange, Astea will receive from Ixchange at the closing (a) $35 million in cash and (b) a promissory note payable one year from the closing date, secured by a letter of credit, in the principal amount of $7.5 million, bearing interest at the prevailing rate for one-year U.S. Treasury notes. In addition, promptly after the closing, Astea will receive from Ixchange an unsecured, one-year promissory note in the principal amount of approximately $900,000, subject to certain post-closing adjustments related to taxes.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS
                              ---------

    (c)   Exhibits.

    99.1  Press Release, dated August 17, 1998.
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SECURITIES AND EXCHANGE COMMISSION
CURRENT REPORT ON FORM 8-K
DATE OF REPORT:  AUGUST 14, 1998


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                         ASTEA INTERNATIONAL INC.



                         By:  /s/ John G. Phillips
                         ------------------------------------------
                         John G. Phillips
                         Vice President and Chief Financial Officer

Date:  August 21, 1998